NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated June 16, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

I.           NVIT Multi-Manager Large Cap Growth Fund

1.           On June 16, 2010, the Board of Trustees of the Trust approved the termination of Goldman Sachs Asset Management, L.P. (“GSAM”) as subadviser to the NVIT Multi-Manager Large Cap Growth Fund, to be replaced by Winslow Capital Management, Inc. (“Winslow”).  The Trust anticipates the replacement of GSAM by Winslow is anticipated to occur on June 25, 2010.

2.           On page 11 of the Prospectus, the second paragraph following “Principal Investment Strategies” is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other.  For example, as of the date of this Prospectus, one subadviser seeks to buy companies with strong historical and prospective earnings growth, the second subadviser selects securities through quantitative techniques based on investment themes derived from fundamental research, and the third subadviser seeks to identify companies that have the prospects for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of the company’s shareholders.  As of June 25, 2010, the second subadviser will take a bottom-up investment approach that is based on factors specific to individual companies, and not general economic conditions.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

3.           On page 12 of the Prospectus, the information following “Portfolio Management – Subadvisers”   is deleted and replaced with the following:

Neuberger Berman Management LLC (“Neuberger Berman”)
Goldman Sachs Asset Management, L.P. (“GSAM”) (through June 24, 2010)
Wells Capital Management, Inc. (“WellsCap”)
Winslow Capital Management, Inc. (“Winslow”) (effective June 25, 2010)

4.           On page 12 of the Prospectus, the table following “Portfolio Management – Portfolio Managers” is revised to add the following:

Winslow
Justin H. Kelly, CFA	Senior Managing Director	Since 1999
R. Bartlett Wear, CFA	Senior Managing Director	Since 1997
Clark J. Winslow	Chief Investment Officer	Since 1992

5.           Effective June 25, 2010, the references on page 40 of the Prospectus to Goldman Sachs Asset Management, L.P. are deleted and replaced with references to Winslow Capital Management, Inc.  In addition, the following information supplements the information that appears on page 40:

WINSLOW CAPITAL MANAGEMENT, INC. (“WINSLOW”) – uses a bottom-up investment approach to select stocks of companies it believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of those of the average stock mutual fund) over the long term.  This means it bases investment decisions on factors that are specific to individual companies, rather than on general economic conditions.  When purchasing stocks for the Fund, Winslow looks for companies typically having some or all of the following attributes:

•	participation in markets with growth opportunities;
•	favorable market share;
•	identifiable and sustainable competitive advantages;
•	a management team that can perpetuate the firm’s competitive advantages, and
•	attractive, and preferably rising, returns on invested capital.

Winslow employs a sell discipline pursuant to which it will sell some or all of its position in a stock when the stock becomes fully valued, the issuer’s fundamental business prospects are deteriorating, or the position exceeds 5% of the Fund’s assets.

6.           Effective June 25, 2010, the paragraph on page 58 of the Prospectus following “Subadvisers” that relates to Goldman Sachs Asset Management, L.P. is deleted and replaced with the following:

Winslow Capital Management, Inc. (“Winslow”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund.  Winslow is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.  Winslow has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly-owned subsidiary of Nuveen Investments, Inc.

7.           Effective June 25, 2010, the information on page 60 of the Prospectus following “Portfolio Management” that relates to the “NVIT Multi-Manager Large Cap Growth Fund – GSAM” is deleted and replaced with the following:

Winslow

The Winslow portion of the Fund is managed by Justin H. Kelly, CFA and R. Bartlett Wear, CFA, each a Senior Managing Director. Messrs. Kelly and Wear are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Winslow, along with Clark J. Winslow who serves as Chief Investment Officer.

Mr. Kelly joined Winslow in April 1999 as a Managing Director with responsibility for research and portfolio management. He received a B.S.  from Babson College in 1993.

Mr. Wear joined Winslow in April 1997 as Managing Director with responsibility for research and portfolio management. He received a B.S. from Arizona State University in 1982.

Mr. Winslow founded Winslow Capital Management in 1992.  Mr. Winslow earned a B.A. from Yale University in 1962 and an M.B.A. from Harvard Business School in 1965.

8.           Shareholders of the Fund as of June 25, 2010 will receive an Information Statement shortly after that date as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about Winslow.

*   *   *   *   *

II.           NVIT Multi-Manager Large Cap Value Fund

1.           On June 16, 2010, the Board of Trustees of the Trust approved the termination of Deutsche Investment Management Americas Inc. (“Deutsche”) as subadviser to the Fund, to be replaced by The Boston Company Asset Management, LLC (“The Boston Company”).  The replacement of Deutsche by The Boston Company is anticipated to occur on June 25, 2010.

2.           On page 14 of the Prospectus, the second paragraph following “Principal Investment Strategies” is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap company stocks in a different manner from each other.  For example, as of the date of this Prospectus, one subadviser seeks to identify quality businesses selling at compelling valuations through intensive firsthand fundamental research, another subadviser uses a contrarian approach to invest in companies whose current fundamentals and stock prices are depressed relative to their long-term expectations, and the third subadviser uses quantitative techniques to select stocks of companies that have been sound historically but which are temporarily out of favor.  As of June 25, 2010, the third subadviser will use a bottom-up approach to stock selection based on fundamental research and historic valuations.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

3.           On page 15 of the Prospectus the information following “Portfolio Management – Subadvisers”  is deleted and replaced with the following:

Goldman Sachs Asset Management, L.P. (“GSAM”)
Wellington Management Company, LLP (“Wellington Management”)
Deutsche Investment Management Americas Inc., doing business as DeutscheAsset Management (“Deutsche”) (through June 24, 2010)
The Boston Company Asset Management, LLC (“The Boston Company”)(effective June 25, 2010)

4.           On page 15 of the Prospectus the table following “Portfolio Management – Portfolio Managers” is revised to add the following::

The Boston Company
Brian Ferguson	Senior Managing Director	Since 1997
R. John Bailer, CFA	Managing Director	Since 1992

5.           Effective June 25, 2010, the references on page 42 of the Prospectus to Deutsche Investment Management Americas Inc. and Deutsche Asset Management are deleted and replaced with references to The Boston Company Asset Management, LLC.  In addition, the following information supplements the information that appears on page 42:

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”) – The Boston Company’s investment philosophy is value oriented, research driven and risk controlled, based on the belief that the best investment opportunities are discovered with in-depth, bottom-up stock research (i.e., based on factors that are specific to individual companies).  The Boston Company invests in a manner that is often referred to as relative value.  This means that it seeks stocks that are attractively valued relative to the overall market, the industry sector in which the issuer participates, or even its own stock history.  The Boston Company believes that attractive valuation, fundamental research and business improvement are leading indicators that normally point toward successful investments over time and that a bottom-up process focused on individual stock selection is both repeatable and applicable to most market environments.

6.           Effective June 25, 2010, the paragraph on page 58 of the Prospectus following “Subadvisers” that relates to Deutsche Investment Management Americas Inc. is deleted and replaced with the following:

The Boston Company Asset Management, LLC (“The Boston Company”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Value Fund.  The Boston Company is located at One Boston Place, 14th Floor, Boston, MA 02108.  The Boston Company is a wholly-owned subsidiary of Mellon Financial Corporation.

7.           Effective June 25, 2010, the information on page 61 of the Prospectus following “Portfolio Management” that relates to the “NVIT Multi-Manager Large Cap Value Fund – Deutsche” is deleted and replaced with the following:

The Boston Company

The Boston Company portion of the Fund is managed by Brian Ferguson, Senior Managing Director and R. John Bailer, CFA, Managing Director. Messrs. Ferguson and Bailer are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by The Boston Company.

Mr. Ferguson is the Director of US Large Capitalization Equities and the Senior Portfolio Manager on the Dynamic Large Cap Value strategy.   Mr. Ferguson also functions as the team analyst responsible for the healthcare and Industrials sectors.  He has 19 years of industry experience and has been with the firm since 1997.  Mr. Ferguson received a BA in Economics and International Relations from Bucknell University and an MBA from Columbia University’s Business School.

Mr. Bailer is an Associate Portfolio Manager on the Dynamic Large Cap Value strategy and functions as the team analyst responsible for the consumer, materials, technology, and telecommunication sectors.  He has 17 years of industry experience and has been with the firm since 1992.    Mr. Bailer graduated with distinction from Babson College with a BS in Accounting and Management Information Systems.  He received an MS in Finance from Boston College.  He holds the Chartered Financial Analyst designation and is a member of CFA Institute and The Boston Security Analysts Society.

8.           Shareholders of the Fund as of June 25, 2010 will receive an Information Statement shortly after that date as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about The Boston Company.

*   *   *   *   *

III.           NVIT Multi-Manager Mid Cap Value Fund

RiverSource Investments, LLC (“RiverSource”), a subadviser to the NVIT Multi-Manager Mid Cap Value Fund, has changed its name to “Columbia Management Investment Advisers, LLC” (“CMIA”), and its principal address to 100 Federal Street, Boston, Massachusetts 02110.  All references to RiverSource and RiverSource Investments, LLC in the Prospectus are amended accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated June 16, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

I.           NVIT Growth Fund

1.           On page 25 of the Prospectus following “Portfolio Management – Portfolio Managers,” the information regarding the portfolio managers is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Paul Atkinson	Head of U.S. Equities, Aberdeen	Since September 1998
Douglas Burtnick, CFA	Senior Investment Manager, Aberdeen	Since October 2007

2.           On page 59 of the Prospectus, the paragraph following “Portfolio Management” that relates to the “NVIT Growth Fund” is deleted and replaced with the following:

Paul Atkinson, Head of U.S. Equities and Douglas Burtnick, CFA, Senior Investment Manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Atkinson joined Aberdeen in September 1998 as the head of the equity derivatives team and became a senior investment manager on the U.S. equity team in May 2005.  He graduated with a BSc (Hons) in economics and finance from Cardiff Business School, U.K. and was awarded an MSc in finance from the University of London, Birbeck College in 1996.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. Mr. Burtnick graduated with a B.S. from Cornell University.

II.           Van Kampen NVIT Comstock Value Fund

1.           Invesco Ltd. has purchased Van Kampen Asset Management (“VKAM”) from Morgan Stanley, VKAM’s previous indirect parent company, effective June 1, 2010 (the “Transaction”).  Under the Investment Company Act of 1940, as amended, the Transaction constituted an “assignment” of VKAM’s subadvisory agreement with respect to the Van Kampen NVIT Comstock Value Fund (the “Fund”) that caused such subadvisory agreement to automatically terminate on such date.  The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) which permits the hiring of an unaffiliated subadviser upon the approval of the Board of Trustees of the Trust, without the requirement of obtaining the approval of the Fund’s shareholders (the “Manager of Managers Order”).  In reliance upon the Manager of Manager’s Order, at an in-person meeting held on March 11, 2010, the Board of Trustees of the Trust approved a new subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., which took effect on June 1, 2010, immediately upon the closing of the Transaction. The portfolio managers for the Fund currently are expected to remain the same as before the Transaction.

2.           On page 40 of the Prospectus, the information following “Portfolio Management – Subadvisers” is deleted and replaced with the following:

Invesco Advisers, Inc. (“Invesco”)

3.           On page 40 of the Prospectus, the table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Jason S. Leder	Managing Director, Invesco	Since June 2010
Kevin C. Holt	Managing Director, Invesco	Since June 2010
Devin Armstrong, CFA	Executive Director, Invesco	Since June 2010
James Warwick	Executive Director, Invesco	Since June 2010

6.           The paragraph on page 57 of the Prospectus following “Subadvisers” that relates to Van Kampen Asset Management is deleted and replaced with the following:

Invesco Advisers, Inc. (“Invesco”) is the subadviser for the Van Kampen NVIT Comstock Value Fund.  Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.  Invesco Ltd. is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

7.           The information on page 60 of the Prospectus following “Portfolio Management” that relates to the “Van Kampen NVIT Comstock Value Fund” is deleted and replaced with the following:

Portfolio Managers Jason S. Leder, Kevin C. Holt, Devin Armstrong, CFA, and James Warwick are responsible for the day-to-day management of the Fund’s investment portfolio.

Mr. Leder, a Managing Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Leder was a Managing Director of Van Kampen Asset Management (“VKAM”) and employed by VKAM from April 1995.  Mr. Holt, a Managing Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Holt was a Managing Director of VKAM and employed by VKAM from August 1999.  Mr. Armstrong, an Executive Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Armstrong was an Executive Director of VKAM and has been employed by VKAM from August 2004.  Mr. Warwick, an Executive Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Warwick was an Executive Director of VKAM and has been employed by VKAM from 2002.

8.           Shareholders of the Fund soon will receive an Information Statement as required under the Trust’s Manager of Manager’s Exemptive Order with more detailed information about Invesco.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

NATIONWIDE VARIABLE INSURANCE TRUST

AllianceBernstein NVIT Global Fixed Income Fund	NVIT Multi-Manager International Growth Fund
American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Gartmore NVIT International Equity Fund	NVIT Multi-Manager Large Cap Value Fund
Gartmore NVIT Worldwide Leaders Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Value Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Core Plus Bond Fund	NVIT Multi Sector Bond Fund
NVIT Developing Markets Fund (formerly Gartmore NVIT Developing Markets Fund)	NVIT Nationwide Fund
NVIT Emerging Markets Fund (formerly Gartmore NVIT Emerging Market Fund)	NVIT Real Estate Fund (formerly Van Kampen NVIT Real Estate Fund)
NVIT Enhanced Income Fund	NVIT S&P 500 Index Fund
NVIT Government Bond Fund	NVIT Short Term Bond Fund
NVIT Growth Fund	NVIT Small Cap Index Fund
NVIT International Index Fund	Oppenheimer NVIT Large Cap Growth Fund
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund
NVIT Money Market Fund	Van Kampen NVIT Comstock Value Fund

Supplement dated June 16, 2010
to the Statement of Additional Information dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (SAI).

1.
Following the purchase of Van Kampen Asset Management (“VKAM”) by Invesco Ltd., Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., has become subadviser to the Van Kampen NVIT Comstock Value Fund, effective June 1, 2010. All references to, and information regarding, VKAM in the SAI are amended accordingly.

2.
At a meeting held on June 16, 2010, the Board of Trustees of the Trust approved the termination of Goldman Sachs Asset Management, L.P. (“GSAM”) as subadviser to the NVIT Multi-Manager Large Cap Growth Fund, effective June 24, 2010, and the appointment of Winslow Capital Management, Inc. (“Winslow”) to subadvise the NVIT Multi-Manager Large Cap Growth Fund, effective June 25, 2010.  All references to, and information regarding, GSAM as subadviser to the NVIT Multi-Manager Large Cap Growth Fund are deleted and replaced with Winslow as subadviser, effective June 25, 2010.

3.	Effective June 25, 2010, on page 74 of the SAI, the following information is added after “Subadvisers”:

Winslow Capital Management, Inc. (“Winslow”) is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.  Winslow has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly-owned subsidiary of Nuveen Investments, Inc.

4.
At a meeting held on June 16, 2010, the Board of Trustees of the Trust approved the termination of Deutsche Investment Management Americas Inc. (“Deutsche”) as subadviser to the NVIT Multi-Manger Large Cap Value Fund, effective June 24, 2010, and the appointment of  The Boston Company Asset Management, LLC (“The Boston Company”) to subadvise the NVIT Multi-Manager Large Cap Value Fund, effective June 25, 2010. All references to, and information regarding, Deutsche as subadviser to the NVIT Multi-Manager Large Cap Value Fund are deleted and replaced with The Boston Company as subadviser, effective June 25, 2010.

5.	Effective June 25, 2010, on page 74 of the SAI, the following information is added after “Subadvisers:”

The Boston Company Asset Managment LLC (“The Boston Company”) is located at One Boston Place, 14th Floor, Boston, MA 02108.  The Boston Company is a wholly-owned subsidiary of Mellon Financial Corporation.

6.	Effective immediately, Paul Atkinson replaced Christopher Baggini as portfolio manager for the NVIT Growth Fund. All references to, and information regarding, Mr. Baggini in the SAI are deleted.

7.
RiverSource Investments, LLC (“RiverSource”) has changed its name to “Columbia Management Investment Advisers, LLC” (“CMIA”). All references to, and information regarding, RiverSource in the SAI are amended accordingly.

8.             Effective June 25, 2010, the following information supplements Appendix B to the SAI:

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

I.           The Boston Company Asset Management, LLC

SUMMARY OF THE BANK OF NEW YORK MELLON CORPORATION (“BNY MELLON”) PROXY VOTING POLICY AND PROCEDURES  (3/2010)

The Boston Company Asset Management, LLC (the “Adviser”), through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon’s”) Proxy Policy Committee (“PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of client accounts over which it has been delegated the authority to vote proxies.

Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts.  An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients’ interests to its own.  In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Adviser or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Adviser’s and its affiliates’ discretion.

All proxies received by Adviser are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Adviser’s policies on specific issues.  Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.  In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals.  The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote.  However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management’s efforts to address the particular social issue, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model.  This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised.  After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information.  The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request.  Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

II.           Winslow Capital Management, Inc.

Proxy Information  (As of May 11, 2010)

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to Institutional Shareholder Services (ISS), a wholly-owned subsidiary of RiskMetrics Group, Inc.  Winslow Capital subscribes to ISS’ Implied Consent service feature.  As ISS research is completed, ISS’ voting agents execute the ballots according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines.

Winslow Capital retains the ability to override any vote if it disagrees with ISS’ vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest.  When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS.  Winslow Capital retains documentation of all amended votes.

9.           Effective June 25, 2010 for information with regard to Winslow and The Boston Company and effective immediately for information with regard to Aberdeen Asset Management Inc.,  and OppenheimerFunds Inc., the following information supplements Appendix C to the SAI:

APPENDIX C – PORTFOLIO MANAGERS
Information as of December 31, 2009

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund1
Aberdeen Asset Management Inc.
Paul Atkinson	NVIT Nationwide Fund NVIT Growth Fund*	None
*Mr. Atkinson became portfolio manager of the NVIT Growth Fund in June 2010.

The Boston Company Asset Management, LLC*
Brian Ferguson	NVIT Multi-Manager Large Cap Value Fund	None
R. John Bailer, CFA	NVIT Multi-Manager Large Cap Value Fund	None
*Messrs. Ferguson and Bailer became portfolio managers of the NVIT Multi-Manager Large Cap Value Fund on June 25, 2010.

Winslow Capital Management, Inc.*
Justin H. Kelly, CFA	NVIT Multi-Manager Large Cap Growth Fund	None
R. Bartlett Wear, CFA	NVIT Multi-Manager Large Cap Growth Fund	None
Clark J. Winslow	NVIT Multi-Manager Large Cap Growth Fund	None
*Messrs. Kelly, Wear and Winslow became portfolio managers of the NVIT Multi-Manager Large Cap Growth Fund on June 25, 2010.

DESCRIPTION OF COMPENSATION STRUCTURE
I.           The Boston Company Asset Management, LLC

Portfolio managers:  With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards.  Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks.   Actual individual awards are determined based on The Boston Company's financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers:  Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results.  It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development).  A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.  Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed.  In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Research analysts:  For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above.  Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Long Term Retention Incentive Plan:  All portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan.  This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both).  The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company's net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3-year CD rate).

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability.  Awards are paid in cash on an annual basis.  However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

II.           Winslow Capital Management, Inc.

Portfolio Manager Compensation  (As of May 11, 2010)

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.  The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product.  Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel.  Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management.  In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm.

OTHER MANAGED ACCOUNTS
(As of December 31, 2009)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
The Boston Company Asset Management, Inc.*
Brian Ferguson	Mutual Funds: 8 accounts, $1,670 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $138 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other accounts: 53 accounts, $2,420 million total assets (2 accounts, $360 total assets for which the advisory fee is based on performance)
John Bailer	Mutual Funds: 8 accounts, $1,670 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $138 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other accounts: 53 accounts, $2,420 million total assets (2 accounts, $360 million total assets for which the advisory fee is based on performance)
*Messrs. Ferguson and Bailer became portfolio managers of the NVIT Multi-Manager Large Cap Value Fund on June 25, 2010.
OppenheimerFunds, Inc.
Julie Van Cleave*	Mutual Funds: 8 accounts, $10,826 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $135 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $894 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
*Ms. Van Cleave did not join OppenheimerFunds, Inc. and become portfolio manager until April 26, 2010. Information shown for Ms. Van Cleave is as of April 30, 2010.
Winslow Capital Management, Inc.*
Justin H. Kelly	Mutual Funds: 6 accounts, $5,346,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 8 accounts, $299,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 564 accounts, $4,132,000,000 total assets (4 accounts, $314,000,000 total assets for which the advisory fee is based on performance)

R. Bartlett Wear	Mutual Funds: 6 accounts, $5,346,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 8 accounts, $299,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 564 accounts, $4,132,000,000 total assets (4 accounts, $314,000,000 total assets for which the advisory fee is based on performance)
Clark J. Winslow	Mutual Funds: 6 accounts, $5,346,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 8 accounts, $299,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 564 accounts, $4,132,000,000 total assets (4 accounts, $314,000,000 total assets for which the advisory fee is based on performance)
*Messrs. Kelly, Wear and Winslow became portfolio managers of the NVIT Multi-Manager Large Cap Growth Fund on June 25, 2010.

POTENTIAL CONFLICTS OF INTEREST

I.           The Boston Company Asset Management, LLC

Introduction

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent.  The Boston Company Asset Management, LLC (“TBCAM”) has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another.  Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM.  Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.

New Investment Opportunities

Potential Conflict:  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements.  If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

➢
TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict:  A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

➢
Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards).  Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability.  In general, bonus awards are based initially on TBCAM’s financial performance.  However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted).  In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict:  Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise.  For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

➢
To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict:  A portfolio manager could favor one account over another in the allocation of shares or price in a block trade.  Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

➢
When a portfolio manager intends to trade the same security for more than one account, TBCAM policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price.   Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

➢
To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of TBCAM’s investment strategies is reviewed on a monthly basis.  While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict:  A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

➢
All accounts with the same or similar investment objectives are part of a trading group.  All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows.  As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict:  Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022).  However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

➢
In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.

Proxy Voting

Potential Conflict:  Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

➢
Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure.  It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict:  There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts.  Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM’s clients.

➢
Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

➢
Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts.  Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

Client Commission Arrangements

Potential Conflict:  Use of client commissions to pay for services that benefit TBCAM and not client accounts.

➢
It is the policy of TBCAM to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients.  Client commissions may be used for services that qualify as “research” or brokerage”.  All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict:  Many of our clients retain consulting firms to assist them in selecting investment managers.  Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms.  TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

➢	TBCAM does not pay referral fees to consultants.

Gifts

Potential Conflict:  Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.
The Code of Conduct sets forth broad requirements for accepting gifts and entertainment.  TBCAM’s Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees.
➢
TBCAM has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges.  On a quarterly basis TBCAM Compliance Personnel review  the gifts and entertainment accepted by TBCAM Employees to ensure compliance with the BNY Mellon Code of Conduct and the TBCAM Gift Policy.

Affiliated Brokerage

Potential Conflict:  TBCAM is affiliated with certain BNY Mellon affiliated broker dealers.

➢
TBCAM does not execute brokerage transactions directly with BNY Mellon affiliated brokers.  An exception to this prohibition is where a client has provided affirmative written direction to TBCAM to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker.  TBCAM also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

II.           Winslow Capital Management, Inc.

A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

•
An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others.  In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow Capital has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner.  In addition, Winslow Capital has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably.  These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another.  There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow Capital offers only one investment product:  Large Cap Growth, and all accounts are managed essentially identically, Winslow Capital does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE